COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	97.8%
APARTMENT	10.7%
Apartment Income REIT Corp.		3,290,455	$101,016,969
Camden Property Trust		2,070,916	195,867,235
Essex Property Trust, Inc.		461,105	97,795,759
Mid-America Apartment Communities, Inc.		1,325,976	170,586,812
UDR, Inc.		3,636,644	129,719,092

			694,985,867

DATA CENTERS	11.8%
Digital Realty Trust, Inc.		4,116,936	498,231,594
Equinix, Inc.(a)		376,822	273,670,746

			771,902,340

DIVERSIFIED	1.3%
Jones Lang LaSalle, Inc.(b)		542,464	76,585,068
WP Carey, Inc.		146,326	7,913,310

			84,498,378

FREE STANDING	6.6%
NETSTREIT Corp.		3,643,700	56,768,846
Realty Income Corp.		6,371,442	318,189,814
Spirit Realty Capital, Inc.		1,704,072	57,137,534

			432,096,194

GAMING	0.8%
VICI Properties, Inc., Class A		1,814,123	52,790,979

HEALTH CARE	10.9%
Healthcare Realty Trust, Inc., Class A		9,109,729	139,105,562
Medical Properties Trust, Inc.		7,989,495	43,542,748
Welltower, Inc.		6,432,191	526,925,086

			709,573,396

HOTEL	1.5%
Boyd Gaming Corp.		906,975	55,171,289
Host Hotels & Resorts, Inc.		2,594,499	41,693,599

			96,864,888

INDUSTRIALS	13.6%
Americold Realty Trust, Inc.		7,850,062	238,720,385
BG LLH, LLC (Lineage Logistics)(b)(c)		512,050	51,532,705
Prologis, Inc.		5,329,237	597,993,684

			888,246,774

		Shares	Value
INFRASTRUCTURE	15.2%
American Tower Corp.(a)		2,779,050	$457,014,773
Crown Castle, Inc.		2,839,571	261,325,719
SBA Communications Corp., Class A		1,371,335	274,500,127

			992,840,619

MANUFACTURED HOME	4.0%
Sun Communities, Inc.		2,217,691	262,441,553

REGIONAL MALL	6.0%
Simon Property Group, Inc.		3,636,737	392,876,698

SELF STORAGE	3.9%
Extra Space Storage, Inc.		1,530,208	186,042,688
Public Storage		254,086	66,956,743

			252,999,431

SHOPPING CENTER	3.4%
Acadia Realty Trust(d)		8,932,854	128,186,455
Kite Realty Group Trust		4,381,409	93,849,781

			222,036,236

SINGLE FAMILY HOMES	6.1%
Invitation Homes, Inc.		12,622,769	400,015,550

SPECIALTY	1.5%
Iron Mountain, Inc.		1,089,769	64,786,767
Lamar Advertising Co., Class A		400,186	33,403,526

			98,190,293

TIMBER	0.5%
Weyerhaeuser Co.		978,503	30,000,902

TOTAL COMMON STOCK (Identified cost—$6,536,200,988)			6,382,360,098

		Principal Amount
CORPORATE BONDS	0.4%
DATA CENTERS	0.3%
Digital Realty Trust LP, 5.55%, due 1/15/28		$17,375,000	17,006,020

		Principal Amount	Value
OFFICE	0.1%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		$5,719,000	$4,778,827

TOTAL CORPORATE BONDS (Identified cost—$21,384,763)			21,784,847

		Shares
SHORT-TERM INVESTMENTS	1.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.29%(e)		83,879,979	83,879,979
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.29%(e)		14,277,000	14,277,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$98,156,979)			98,156,979

PURCHASED OPTION CONTRACTS (Premiums paid—$485,625)	0.0%		37,441

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$6,656,228,355)	99.7%		6,502,339,365
WRITTEN OPTION CONTRACTS (Premiums received—$2,498,934)	(0.1)		(3,289,689)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4		26,102,979

NET ASSETS	100.0%		$6,525,152,655

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(f)	Premiums Paid	Value
Call — American Tower Corp.	$180.00	10/20/23	390	$ 6,413,550	$ 213,120	$ 12,480
Call — Equinix, Inc.	800.00	10/20/23	229	16,631,354	272,505	24,961
			619	$ 23,044,904	$ 485,625	$ 37,441

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(f)	Premiums Received	Value
Call — American Tower Corp.	$190.00	10/20/23	(390)	$ (6,413,550)	$ (81,330)	$ (3,900)
Call — Equinix, Inc.	820.00	10/20/23	(458)	(33,262,708)	(287,672)	(21,737)
Call — Simon Property Group, Inc.	125.00	11/17/23	(915)	(9,884,745)	(71,891)	(22,875)
Put — American Tower Corp.	165.00	10/20/23	(1,170)	(19,240,650)	(407,399)	(596,700)
Put — EPR Properties	40.00	10/20/23	(880)	(3,655,520)	(55,941)	(40,946)
Put — Extra Space Storage, Inc.	130.00	10/20/23	(2,576)	(31,319,008)	(1,400,236)	(2,242,846)
Put — WP Carey, Inc.	55.00	10/20/23	(2,327)	(12,584,416)	(194,465)	(360,685)
			(8,716)	$(116,360,597)	$(2,498,934)	$(3,289,689)

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

(a)	All or a portion of the security is pledged in connection with exchange-traded written option contracts $80,930,412 in aggregate has been pledged as collateral.
(b)	Non-income producing security.
(c)

Restricted security. Aggregate holdings equal 0.8% of the net assets of the Fund. This security was acquired on August 3, 2020 and September 22, 2021, at an aggregate cost of $32,522,915. Security value is determined based on significant unobservable inputs (Level 3).

(d)	Affiliated issuer in which the Fund owns 5% or more of the outstanding voting shares.
(e)	Rate quoted represents the annualized seven-day yield.
(f)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1— quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$836,714,069	$—	$51,532,705	(a)	$888,246,774
Other Industries	5,494,113,324	—	—		5,494,113,324
Corporate Bonds	—	21,784,847	—		21,784,847
Short-Term Investments	—	98,156,979	—		98,156,979
Purchased Option Contracts	37,441	—	—		37,441

Total Investments in Securities(b)	$6,330,864,834	$119,941,826	$51,532,705		$6,502,339,365

Written Option Contracts	$(984,160)	$(2,305,529)	$—		$(3,289,689)

Total Derivative Liabilities(b)	$(984,160)	$(2,305,529)	$—		$(3,289,689)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock— Real Estate— Industrials
Balance as of December 31, 2022	$48,260,706
Change in unrealized appreciation (depreciation)	3,271,999

Balance as of September 30, 2023	$51,532,705

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $3,271,999.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2023	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate— Industrial	$51,532,705	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	22.1x	Increase

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts activity for the nine months ended September 30, 2023:

	Purchased Option Contracts(a)(b)	Written Option Contracts(a)
Average Notional Amount	$17,283,341	$132,907,942

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents eight months for purchased option contracts.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 3. Other Transactions with Affiliates

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by the Fund that are deemed to be “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the nine months ended September 30, 2023:

	Common Stock— Real Estate— NETSTREIT Corp(a)	Common Stock— Real Estate— Acadia Realty Trust
Beginning Value as of December 31, 2022	$89,282,699	$128,186,455
Purchases at Cost	60,193,924	—
Proceeds from Sales	(89,678,234)	—
Net Realized Gain (Loss)	(17,229,140)	—
Change in Unrealized Appreciation (Depreciation)	14,199,597	—

Ending Value as of September 30, 2023	$56,768,846	$128,186,455

Shares as of September 30, 2023	3,643,700	8,932,854

Dividend Income	$794,187	$4,823,741

(a)	At September 30, 2023, the Fund no longer owns 5% or more of the outstanding voting shares of this security and is no longer an affiliated company.